                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549-1004





                                    FORM 8-K




                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):  February 15, 2000




                          Commission file number 1-977



                                 CBS CORPORATION
                          ----------------------------
                          (Exact name of registrant as
                            specified in its charter)



         PENNSYLVANIA                             25-0877540
         ------------                             ----------

         (State or other jurisdiction             (I.R.S. Employer
         of incorporation)                        Identification Number)


                     51 West 52nd Street, New York, Ny 10019
                     ---------------------------------------
               (Address of principal executive offices; zip code)




                                 (212) 975-4321
                                 --------------
                (Registrant's Telephone No., including area code)



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Item 5.       OTHER EVENTS

On February 15, 2000, the Registrant issued a press release concerning earnings for the quarter and year-to-date ended December 31, 1999. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein. A copy of the Condensed Consolidated Statement of Income for the quarter and year-to-date ended December 31, 1999 and 1998 is attached hereto as Exhibit 99.2 and is incorporated herein in its entirety. Certain segment information has been restated to reflect the separation of the Registrants Internet operations from its Television segment into a new segment (New Media). A copy of the Segment information for the quarter and year-to-date ended December 31, 1999 and 1998, is attached hereto as Exhibit 99.3 and incorporated herein in its entirety.

Item 7.       Financial Statements, Pro Forma Financial Information and Exhibits

              (c)  Exhibits

                    Exhibit No.

                    99.1 Press release concerning earnings of the Registrant for the quarter and year-to-date ended December 31, 1999 is filed as Exhibit 99.1 to this Report.

                    99.2 Condensed Consolidated Statement of Income for the quarter and year-to-date ended December 31, 1999 and 1998 is filed as Exhibit 99.2 to this report.

                    99.3 Segment Results for the quarter and year-to-date ended December 31, 1999 and 1998 is filed as
                             Exhibit 99.3 to this Report.



                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                      CBS CORPORATION
                                        (Registrant)



                                      BY:  /s/ ROBERT G. FREEDLINE
                                      -------------------------------------
                                               ROBERT G. FREEDLINE
                                           VICE PRESIDENT AND CONTROLLER


   Date:  March 8, 2000


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                                  EXHIBIT INDEX


Exhibit No.     Description                                 Sequential Page No.
99.1            Press Release

99.2            Condensed Consolidated Statement of
                Income for the quarter and
                year-to-date ended December 31, 1999
                and 1998.

99.3            Segment Results for the quarter and
                year-to-date ended December 31, 1999
                and 1998.